LIBERTY SAVINGS BANK, F.S.B.

                 1997 EMPLOYEE STOCK OPTION PLAN

                        TABLE OF CONTENTS


                                                            Page

Article


Article 1.     PURPOSE OF THE PLAN ......................... 3

Article 2.     DEFINITIONS ................................. 3

Article 3.     ADMINISTRATION OF THE PLAN .................. 4

Article 4.     COMMON STOCK SUBJECT TO THE PLAN ............ 6

Article 5.     STOCK OPTIONS ............................... 6

Article 6.     ELIGIBILITY ................................. 8

Article 7.     TERM AND EXERCISE OF OPTIONS ................ 9

Article 8.     TERMINATION OF EMPLOYMENT ...................13

Article 9.     ADJUSTMENT PROVISIONS .......................15

Article 10.    GENERAL PROVISIONS ..........................16

   Article 1.  PURPOSE OF THE PLAN

         1.1 Purpose - The Liberty Savings Bank, F.S.B. 1997 Employee Stock Option Plan (the "Plan") is intended to provide key employees of Liberty Savings Bank, F.S.B. (the "Bank") and any of its Subsidiaries an opportunity to acquire Common Stock of the Bank. The Plan is designed to help the Bank attract, retain and motivate key employees to make substantial contributions to the success of the business. Stock Options are granted under the Plan based on the Participant's level of responsibility and performance within the Bank.

         1.2   Stock Options to be Granted - Incentive Stock
               Options within the meaning of Code Section 422(b) and Nonqualified Stock Options may be granted within the limitations of the Plan herein described.

   Article 2.  DEFINITIONS

         2.1 "Agreement" - The written instrument evidencing the grant of an Option. A Participant may be issued one or more Agreements from time to time, reflecting one or more Options.

         2.2 "Bank" - Liberty Savings Bank, F.S.B., a federal savings bank.

         2.3   "Board" - The Board of Directors of the Bank.

         2.4 "Code" - The Internal Revenue Code of 1986, as amended.

         2.5 "Committee" - The Committee which the Board appoints to administer the Plan.

         2.6   "Common Stock" - The common stock of the Bank
               ($1.00 par value) as described in the Bank's
               Charter, or such other stock as shall be substituted therefor.

         2.7 "Employee" - Any key employee (including officers) of the Bank or a Subsidiary.

         2.8   "Exchange Act" - The Securities Exchange Act of
               1934, as amended.

         2.9 "Incentive Stock Option" - A stock option intended to satisfy the Requirements of Code
               Section 422(b).
  <PAGE 3>
        2.10 "Nonqualified Stock Option" - A stock option other than an incentive stock option.

        2.11   "Optionee" - A Participant who is awarded a Stock
               Option pursuant to the provisions of the Plan.

        2.12   "Participant" - An Employee selected by the
               Committee to receive a grant of an Option under the Plan.

        2.13   "Plan" - The Liberty Savings Bank, F.S.B. 1997
               Employee Stock Option Plan.

        2.14 "Retirement" - The voluntary termination of employment upon or following the attainment of age sixty-five.

        2.15 "Stock Option" or "Option" - An award of a right to purchase Common Stock pursuant to the provisions of the Plan.

        2.16 "Subsidiary" - A subsidiary corporation as defined in Code Section 424(f) that is a subsidiary of the Bank.

   Article 3.  ADMINISTRATION OF THE PLAN

         3.1 The Committee - The Plan shall be administered by a committee of the Board (the "Committee") composed of two or more members of the Board, all of whom are "outside directors" within the meaning of Code Section 162(m). The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

         3.2   Powers of the Committee -

               (a)  The Committee shall be vested with full
                    authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan, unless otherwise determined by a majority of the disinterested members of the Board. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Optionees and any person claiming under or through an Optionee, unless otherwise determined by a majority of the disinterested members of the Board.
  <PAGE 4>
               (b)  Subject to the terms, provisions and
                    conditions of the Plan and subject to review and approval by a majority of the disinterested members of the Board, the Committee shall have exclusive jurisdiction to:

                         (i)  determine and select, based upon
                              the recommendation of the Bank's
                              Chief Executive Officer (except as
                              to herself or himself), the
                              Employees to be granted Options (it
                              being understood that more than one
                              Option may be granted to the same
                              person);

                        (ii)  determine the number of shares
                              subject to each Option;

                       (iii)  determine the date or dates when
                              the Options will be granted;

                        (iv)  determine the purchase price of the
                              shares subject to each Option in
                              accordance with Article 5 of the
                              Plan;

                         (v)  determine the date or dates when
                              each Option may be exercised within
                              the term of the Option specified
                              pursuant to Article 7 of the Plan;

                        (vi)  determine whether or not an Option
                              constitutes an Incentive Stock
                              Option; and

                       (vii)  prescribe the form, which shall be
                              consistent with the Plan, of the
                              Agreement evidencing any Options
                              granted under the Plan.

         3.3 Terms - The grant of an Option under the Plan shall be evidenced by an Agreement and may include any terms and conditions consistent with this Plan, as the Committee may determine.

         3.4 Liability - No member of the Board or the Committee shall be liable for any action or determination made in good faith by the Board or the Committee with respect to this Plan or any Options granted under this Plan.
  <PAGE 5>
   Article 4.  COMMON STOCK SUBJECT TO THE PLAN

         4.1 Common Stock Authorized - The aggregate number of shares of Common Stock for which Options may be granted under the Plan shall not exceed
               5,654 shares. The limitation established by the preceding sentence shall be subject to adjustment as provided in Article 9 of the Plan.

         4.2 Shares Available - The Common Stock to be issued upon exercise of Options granted under the Plan shall be the Common Stock made available at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock acquired by the Bank, including shares purchased in the open market. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may thereafter be regranted subject to option under the Plan.

   Article 5.  STOCK OPTIONS

         5.1 Exercise Price - The exercise price of Common Stock shall be, in the case of an Incentive Stock Option, 100 percent of the fair market value of one share of Common Stock on the date the Option is granted, except that the purchase price per share shall be 110 percent of such fair market value in the case of an Incentive Stock Option granted to any individual described in Section 6.2 of the Plan. The exercise price of Common Stock shall be, in the case of a Nonqualified Stock Option, such dollar amount as may be specified by the Committee. The exercise price shall be subject to adjustment as provided in Article 9 of the Plan.

         5.2 Limitation on Incentive Stock Options - The aggregate fair market value (determined as of the date an Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any individual in any calendar year (under the Plan and all other plans maintained by the Bank and Subsidiaries) shall not exceed $100,000.

         5.3   Determination of Fair Market Value -

               (a)  During such time as Common Stock is not
                    listed on an established stock exchange or exchanges but is listed in the NASDAQ National Market System, the fair market value per share shall be the closing sale price for
                    <PAGE 6> the Common Stock on the day the
                    Option is granted.  If no sale of Common
                    Stock has occurred on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

               (b) During such time as the Common Stock is not listed on an established stock exchange or in the NASDAQ National Market System, fair market value per share shall be the mean between the closing dealer "bid" and "asked" prices for the Common Stock for the day of the grant, and if no "bid" and "asked" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

               (c)  If the Common Stock is listed on an
                    established stock exchange, the fair market value shall be deemed to be the closing price of Common Stock on such stock exchange on the day the Option is granted or, if no sale of Common Stock has been made on such stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

               (d) In the event that the Common Stock is not traded on an established stock exchange or in the NASDAQ National Market System, and no closing dealer "bid" and "asked" prices are available on the date of a grant, then fair market value will be the price established by the Committee in good faith.

         5.4 Limitation on Grants - Grants to any Employee under this Plan, during any period of 12 consecutive months, shall not exceed in the aggregate Options to acquire more than 2,500 shares of Common Stock. Such limitation shall be subject to adjustment in the manner described in
               Article 9 and by giving effect to any adjustment in other Options granted during the relevant 12 month period.

         5.5 Transferability of Options - Unless otherwise designated by the Committee to the contrary, each Option granted under the Plan shall by its terms be non-transferable by the Optionee (except by will or the laws of descent and distribution), and each Option shall be exercisable during the Optionee's lifetime only by the Optionee, his
               <PAGE 7> guardian or legal representative or by
               such other means as the Committee may approve from time to time, provided that, if the Bank is at the time of such approval subject to the provisions of either Section 16(b) of the Exchange Act or Rule 16b-3 thereunder, as either may be amended from time to time (or any law, rule, regulation or other provision that may hereafter replace such Section or Rule), such means is not inconsistent with or contrary to such Section or Rule or replacement thereof. An Optionee may also designate a beneficiary to exercise his or her Options after the Optionee's death. The Committee may amend outstanding Options to provide for transfer, without payment of consideration, to immediate family members of the Optionee or to trusts or partnerships for such family members.

   Article 6.  ELIGIBILITY

         6.1 Participation - Options shall be granted only to persons who are considered key employees of the Bank, as determined by the Committee, based upon the recommendation of the Chief Executive Officer (except as to herself or himself) and ratified by a majority of the disinterested members of the Board.

         6.2   Incentive Stock Option Eligibility -
               Notwithstanding any other provision of the Plan, an individual who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Bank or of a Subsidiary shall not be eligible for the grant of an Incentive Stock Option, unless the special requirements set forth in Sections 5.1 and 7.1 of the Plan are satisfied. For purposes of this
               Section 6.2, in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. "Outstanding stock" shall include all stock actually issued and outstanding immediately before the grant of the Option. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.
  <PAGE 8>
   Article 7.  TERM AND EXERCISE OF OPTIONS

         7.1   Termination -

               (a) Each Option granted under the Plan shall terminate on the date determined by the Committee and approved by a majority of the disinterested members of the Board, and specified in the Agreement; provided, however, that (i) each intended Incentive Stock Option granted to an individual described in Section 6.2 of the Plan shall terminate not later than five years after the date of the grant, (ii) each other intended Incentive Stock Option shall terminate not later than ten years after the date of grant, and (iii) each Option granted under the Plan which is intended to be a Nonqualified Stock Option shall terminate not later than ten years and one month after the date of grant. Except as otherwise provided in Section 8.4, each Option granted under the Plan shall become exercisable only after the earlier of the date on which (i) the Optionee has completed one year of continuous employment with the Bank or a Subsidiary immediately following the date of the grant of the Option or (ii) a Change in Control occurs. The Committee at its discretion may provide further limitations on the exercisability of Options granted under the Plan. An Option may be exercised only during the continuance of the Optionee's employment, except as provided in Article 8.

               (b)  For purposes of Section 7.1(a), a "Change in
                    Control" shall be deemed to have occurred upon the happening of any of the following:

                         (i)  any "Person" (as such term is used
                              in Sections 13(d) and 14(d) of the
                              Exchange Act (except for (1) the
                              Bank or any Subsidiary, or (2) any
                              of the Bank's employee benefit
                              plans (or any trust forming a part
                              thereof) (the "Benefit Plan(s)"))
                              is or becomes the beneficial owner,
                              directly or indirectly, of the
                              Bank's securities representing
                              19.9% or more of the combined
                              voting power of the Bank's then
                              outstanding securities, other than
                              pursuant to an excepted transaction
                              described in Clause (iii) below;
  <PAGE 9>
                        (ii)  a binding written agreement is
                              executed (and, if legally required,
                              approved by the Bank's
                              stockholders) providing for a sale,
                              exchange, transfer or other
                              disposition of substantially all of
                              the assets of the Bank to another
                              entity, except to an entity
                              controlled directly or indirectly
                              by the Bank;

                       (iii)  the stockholders of the Bank
                              approve a merger, consolidation,
                              share exchange, division or other
                              reorganization of or relating to
                              the Bank, unless:

                              (A)  the stockholders of the Bank
                                   immediately before such
                                   merger, consolidation, share
                                   exchange, division or
                                   reorganization, own, directly
                                   or indirectly immediately
                                   following such merger,
                                   consolidation, share exchange,
                                   division or reorganization at
                                   least 66-2/3% of the combined
                                   voting power of the
                                   outstanding voting securities
                                   of the Bank resulting from
                                   such merger, consolidation,
                                   share exchange, division or
                                   reorganization (the "Surviving
                                   Bank") in substantially the
                                   same proportion as their
                                   ownership of the voting
                                   securities immediately before
                                   such merger, consolidation,
                                   share exchange, division or
                                   reorganization; and

                              (B)  the individuals who,
                                   immediately before such
                                   merger, consolidation, share
                                   exchange, division or
                                   reorganization, are members of
                                   the Board (the "Incumbent
                                   Board"), continue to
                                   constitute at least 66-2/3% of
                                   the Board of Directors of the
                                   Surviving Bank; provided,
                                   however, that if the election,
                                   or nomination for election by
                                   the Bank's stockholders of any
                                   new director was approved by a
                                   <PAGE 10> vote of at least
                                   66-2/3% of the Incumbent
                                   Board, such new director
                                   shall, for the purposes
                                   hereof, be considered a member
                                   of the Incumbent Board;
                                   provided further, however,
                                   that no individual shall be
                                   considered a member of the
                                   Incumbent Board if such
                                   individual initially assumed
                                   office as a result of either
                                   an actual or threatened
                                   "Election Contest" (as
                                   described in Rule 14a-11
                                   promulgated under the Exchange
                                   Act) or other actual or
                                   threatened solicitation of
                                   proxies or consents by or on
                                   behalf of a Person other than
                                   the Board (a "Proxy Contest")
                                   including by reason of any
                                   agreement intended to avoid or
                                   settle any Election Contest or
                                   Proxy Contest; and

                              (C)  no Person (except (1) the Bank
                                   or any Subsidiary, (2) any
                                   Benefit Plan, (3) the
                                   Surviving Bank or any
                                   subsidiary of the Surviving
                                   Bank, or (4) any Person who,
                                   immediately prior to such
                                   merger, consolidation, share
                                   exchange, division or
                                   reorganization had beneficial
                                   ownership of 19.9% or more of
                                   the then outstanding voting
                                   securities of the Bank) has
                                   beneficial ownership of 19.9%
                                   or more of the combined voting
                                   power of the Surviving Bank's
                                   then outstanding voting
                                   securities immediately
                                   following such merger,
                                   consolidation, share exchange,
                                   division or reorganization;

                        (iv)  a plan of liquidation or
                              dissolution of the Bank, other than
                              pursuant to bankruptcy or
                              insolvency laws, is adopted; or

                         (v)  during any period of two
                              consecutive years, individuals, who
                              <PAGE 11> at the beginning of such
                              period, constituted the Board cease
                              for any reason to constitute at
                              least a majority of the Board,
                              unless the election, or the
                              nomination for election by the
                              Bank's stockholders, of each new
                              director was approved by a vote of
                              at least 66-2/3% of the directors
                              then still in office who were
                              directors at the beginning of the
                              period; provided, however, that no
                              individual shall be considered a
                              member of the Board at the
                              beginning of such period if such
                              individual initially assumed office
                              as a result of either an actual or
                              threatened Election Contest or
                              Proxy Contest, including by reason
                              of any agreement intended to avoid
                              or settle any Election Contest or
                              Proxy Contest.

                    Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred if a Person becomes the beneficial owner, directly or indirectly, of securities representing 19.9% or more of the combined voting power of the Bank's then outstanding securities solely as a result of an acquisition by the Bank of its voting securities which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person; provided, however, that if a Person becomes a beneficial owner of 19.9% or more of the combined voting power of the Bank's then outstanding securities by reason of share repurchases by the Bank and thereafter becomes the beneficial owner, directly or indirectly, of any additional voting securities of the Bank (other than pursuant to a stock split, stock dividend or similar transaction), then a Change in Control shall be deemed to have occurred with respect to such Person under Clause (i).

         7.2   Exercise -

               (a) A person electing to exercise an Option shall give written notice to the Bank of such election and of the number of shares he has elected to purchase, in such form as the Committee shall have prescribed or approved, and shall at the time of exercise tender the
                    <PAGE 12> full purchase price of the shares
                    he has elected to purchase. The purchase price shall be paid in full, in cash, upon the exercise of the Option; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise his Option by tendering to the Bank shares of Common Stock owned by him and having a fair market value equal to the cash exercise price applicable to his Option (with the fair market value of such stock to be determined in the manner provided in Section 5.3 hereof) or by delivering such combination of cash and such shares as the Committee in its sole discretion may approve. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied.

               (b) A person holding more than one Option at any relevant time may, in accordance with the provisions of the Plan, elect to exercise such Options in any order.

               (c)  In addition, at the request of the
                    Participant and to the extent permitted by applicable law, the Bank may, in its sole discretion, selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Bank the exercise price of the Options being exercised, and the Bank, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such firm.

  Article 8.   TERMINATION OF EMPLOYMENT

        8.1 Retirement - In the event of Retirement, an Option shall lapse at the earlier of the expiration of the term of the Option or:

               (a) In the case of an Incentive Stock Option, three months from the date of Retirement; and

               (b)  in the case of Options other than Incentive
                    Stock Options, up to 24 months, at the
                    discretion of the Committee, from the date of Retirement.

         8.2 Death or Disability - In the event of termination of employment due to death or disability (as
               <PAGE 13> defined in Code Section 72(m)), the
               Option shall lapse at the earlier of the expiration of the term of the Option or one year after termination due to any such cause.

         8.3 Other Termination - Except as otherwise provided in Sections 8.4(a) and (c), in the event of termination of employment for any reason other than is described in Section 8.1 or 8.2, all Options shall lapse as of the date of termination.

         8.4   Special Termination Provisions -

               (a)  Notwithstanding anything herein to the
                    contrary, the Committee may, in its
                    discretion and subject to the approval of a majority of the disinterested members of the Board, waive the one-year continuous employment requirement set forth in
                    Section 7.1(a) and permit the exercise of an Option held by an Employee whose employment has terminated prior to the satisfaction of such requirement. Any such waiver may be made with retroactive effect provided it is made within 60 days following the Optionee's termination of employment.

               (b)  In the event the Committee waives the
                    continuous service requirement with respect to an Option and the circumstance of the Employee's termination is described in
                    Section 8.1 or 8.2, the Option will lapse as otherwise provided in the relevant section.

               (c)  Notwithstanding anything herein to the
                    contrary, the Committee may, in its
                    discretion, waive the lapse provisions of
                    Section 8.3 and permit the exercise of an Option until a date which is the earlier of the expiration of the term of such Option or:

                         (i)  in the case of an Incentive Stock
                              Option, three months from the date
                              of termination of employment; and

                        (ii)  in the case of Options other than
                              Incentive Stock Options, up to
                              24 months from the date of
                              termination.
  <PAGE 14>
  Article 9.   ADJUSTMENT PROVISIONS

         9.1   Share Adjustments -

               (a) In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Bank or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock dividend, then, subject to the provisions of Subsection (c) below, there shall be substituted for or added to each share of Common Stock which was theretofore appropriated, or which thereafter may become subject to an Option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

               (b) If there shall be any other change in the number or kind of the outstanding shares of the Common Stock, or of any stock or other securities in which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

               (c) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Bank to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

         9.2 Corporate Changes - A dissolution or liquidation of the Bank, or a merger or consolidation in which
               <PAGE 15> the Bank is not the surviving entity,
               shall cause each outstanding Option to terminate, except to the extent that another corporation may and does in the transaction assume and continue the Option or substitute its own options.

         9.3 Fractional Shares - Fractional shares resulting from any adjustment in Options pursuant to this
               Article 9 may be settled as a majority of the disinterested members of the Board or the Committee (as the case may be) shall determine.

         9.4 Binding Determination - To the extent that the foregoing adjustments relate to stock or securities of the Bank, such adjustments shall be made by a majority of the disinterested members of the Board, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Bank to each holder of an Option which shall have been adjusted.

  Article 10.  GENERAL PROVISIONS

        10.1 Effective Date - The Plan shall become effective upon its adoption by the Board, provided that any grant of an Option is subject to the approval of the Plan by the stockholders of the Bank within 12 months of the Plan's adoption by the Board.

        10.2 Termination of the Plan - Unless previously terminated by the Board of Directors, the Plan shall terminate on, and no Options shall be granted after, the tenth anniversary of its adoption by the Board.

        10.3   Limitation on Termination, Amendment or
               Modification

               (a) The Board may at any time terminate, amend, modify or suspend the Plan, provided that without the approval of the stockholders of the Bank no amendment or modification shall be made by the Board which:

                         (i)  increases the maximum number of
                              shares of Common Stock as to which
                              Options may be granted under the
                              Plan;

                        (ii)  changes the class of persons
                              eligible to be granted Options
                              under the Plan; or
  <PAGE 16>
                       (iii)  otherwise requires the approval of
                              stockholders under applicable tax,
                              securities or other law.

               (b) No amendment, modification, suspension or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

        10.4 No Right to Employment - Neither anything contained in the Plan or in any instrument under the Plan nor the grant of any Option hereunder shall confer upon any Optionee any right to continue in the employ of the Bank or of any Subsidiary or limit in any respect the right of the Bank or of any Subsidiary to terminate the Optionee's employment at any time and for any reason.

        10.5 Withholding Taxes - The Bank will require that an Optionee, as a condition of the exercise of an Option, or any other person or entity receiving Common Stock upon exercise of an Option, pay or reimburse any taxes which the Bank is required to withhold in connection with the exercise of the Option.

        10.6   Listing and Registration of Shares -

               (a) No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time a majority of the disinterested members of the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to a majority of the disinterested members of the Board. <PAGE 17>